UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Warby Parker Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40825 (Commission File Number)	80-0423634 (IRS Employer Identification No.)

233 Spring Street, 6th Floor East New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(646) 847-7215

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WRBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2023, Warby Parker Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 14, 2023 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the Record Date. A total of 84,086,132 shares of the Company’s Class A common stock and 19,699,028 shares of the Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 95.79% percent of the combined voting power of the Company’s Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”).

Item 1 — Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of such vote were:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Dave Gilboa	265,807,689	3,129,423	12,139,300
Youngme Moon	259,759,795	9,177,317	12,139,300
Ronald Williams	259,720,664	9,216,448	12,139,300

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
281,015,593	29,792	31,027	0

Item 3 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.

The stockholders’ preferred frequency of future advisory votes on the compensation of the Company’s named executive officers was “one year.” The results of such vote were:

Votes for One Year	Votes for Two Years	Votes for Three Years	Votes Abstained	Broker Non-Votes
268,637,177	208,010	85,082	6,843	12,139,300

Based on these results and consistent with the recommendation of the Board of Directors (the “Board”) of the Company in the Proxy Statement, the Board has determined to conduct an advisory vote on the compensation of the Company’s named executive officers once every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARBY PARKER INC.

Dated: June 14, 2023	By:	/s/ Steve Miller
Steve Miller
Chief Financial Officer